Borrowings and financing (Policies)	12 Months Ended
Dec. 31, 2025
Borrowings And Financing
Borrowings and financing

Borrowings and financing are initially recognized at fair value, at the time the funds are received, net of transaction costs and subsequently measured at amortized cost (except for liabilities irrevocably designated for measurement at fair value through profit or loss, as per note 20). Borrowings and financing are classified as current liabilities, unless the Company has an unconditional right to defer settlement of the liability for at least 12 months after the date of the statement of financial position.

The securities issued by the Company are not convertible into shares and are accounted for as borrowings.

Borrowing costs are interest and other charges incurred by the Company and arise from borrowing and financing agreements, including exchange variation.

Costs that are attributed to the acquisition, construction or production of an asset that necessarily require a substantial period to be ready for use or sale are capitalized as part of the cost of these assets. Other borrowing costs are recognized as expenses in the period in which they are incurred. Capitalization occurs during the period of construction of the asset, considering the weighted average rate of borrowings in force on the capitalization date.

In cases of borrowings or financing in foreign currency, the Company analyzes as if they were taken in national currency, limiting the capitalization of interest and/or exchange variation by the amount that would be capitalized if they were made in the local market in similar borrowing and financing lines.

The capitalization rate used in determining the amount of borrowing costs eligible for capitalization in the current year was 25%.